               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D. C. 20549

                          _____________

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the

                 Securities Exchange Act of 1934


Date of earliest event
  reported:  July 15, 1998


                           AMR CORPORATION
     (Exact name of registrant as specified in its charter)


        Delaware                 1-8400              75-1825172
(State of Incorporation) (Commission File Number)   (IRS Employer
                                                   Identification No.)


4333 Amon Carter Blvd.      Fort Worth, Texas          76155
 (Address of principal executive offices)            (Zip Code)


                            (817) 963-1234
                    (Registrant's telephone number)

Item 5.   Other Events

AMR Corporation (the "Company") is filing herewith a press release issued today (July 15, 1998) by the Company as Exhibit
99.1 which is included herein. This press release was issued to report second quarter 1998 earnings and to announce that the Company's board of directors has authorized management to repurchase additional shares of its outstanding common stock.

Item 7.   Financial Statements and Exhibits

The following exhibit is included herein:

99.1      Press Release


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                            SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        AMR CORPORATION



                                        /s/ Charles D. MarLett
                                        Charles D. MarLett
                                        Corporate Secretary



Dated:  July 15, 1998

                          EXHIBIT INDEX


Exhibit        Description

99.1      Press Release

                                                Exhibit 99.1




                                   Contact:  Tim Kincaid
                                             Fort Worth, Texas
                                             817-967-1577


FOR RELEASE:  Wednesday, July 15, 1998


   AMR REPORTS RECORD SECOND QUARTER EARNINGS OF $409 MILLION;
     COMPANY TO INITIATE ANOTHER $500 MILLION STOCK REPURCHASE FORT WORTH, Texas -- AMR Corp., parent company of American
Airlines Inc., today reported record second quarter net earnings of $409 million, or $2.30 per common share diluted, a 35 percent improvement over net earnings of $302 million, or $1.63 per common share diluted, during the same period in 1997. These are the highest quarterly earnings in the company's history.
     "Our strong second quarter performance reflects continued solid demand, stable yields, lower fuel prices and industry-leading operating performance," said Donald J. Carty, AMR's chairman and CEO. "Obviously, much credit for our improved operating performance goes to our employees. We had a very busy and productive second quarter, with new planes, new cities, modest growth and exciting marketing developments."
     During the second quarter, AMR completed a $500 million stock repurchase program that began in 1997. Today, AMR announced that the company's board of directors has authorized management to repurchase up to an additional $500 million of its outstanding common stock. This represents approximately 5.6 million shares of common stock at yesterday's closing price of $89.25.
     "We have used our substantial free cash flow over the past few years to strengthen our balance sheet," Carty said. "As we generate free cash flow in excess of what we need to fund our expansion plans, we believe it makes sense to return additional cash to our shareholders."

                              -- more --

AMR Reports Second Quarter Earnings of $409 million
July 15, 1998
Page 2

     Repurchases, including block repurchases, are expected to be made in the open market or in private transactions, from time to time, depending on market conditions, and may be discontinued at any time.
     Among AMR's second quarter highlights:
o    Donald J. Carty succeeded Robert L. Crandall as AMR's
     chairman and CEO
o    AMR completed a $500 million stock repurchase program
o    AMR completed a 2-for-1 stock split in the form of a stock dividend
o    AA announced an innovative marketing alliance with US
     Airways that includes linking the airlines' frequent flyer programs and reciprocal access to airport clubs
o    AA took delivery of the first new jetliner of a total firm order of 139 Boeing aircraft -- the first new aircraft delivered to AA in nearly two years
o    American Eagle inaugurated Embraer ERJ-145 regional jet
     service from Chicago O'Hare to six cities
o AA introduced several new international routes, including Chicago-Tokyo; Chicago-Monterrey, Mexico; Dallas/Fort Worth-Panama City, Panama; London Gatwick to both Miami and Boston; Miami-Cozumel, Mexico; and New York Kennedy to Lima and Cuzco, Peru
o    AA alliances with Iberia Airlines, the TACA Group, Air
     Liberte, Asiana Airlines and China Eastern Airlines were approved by the U.S. Department of Transportation
o AA led the six largest U.S. hub carriers for on-time dependability for April and May
o    AA launched its redesigned, highly interactive "AA.com"
     Internet web site.
     AMR's third quarter is off to a strong start with the U.S. Department of Justice's approval of its investment in Aerolineas Argentinas, plus the issuance of the European Commission's tentative opinion on conditions for approval of the American Airlines-British Airways alliance.
                               ###

AMR CORPORATION
CONSOLIDATED STATEMENT OF OPERATIONS
(Unaudited) (In millions, except per share amounts)

                                    Three Months Ended    Percent
                                         June 30,         Change
                                     1998       1997
Revenues
  Airline Group
    Passenger - American Airlines   $3,789    $3,641        4.1
              - AMR Eagle              289       256       12.9
    Cargo                              169       174       (2.9)
    Other                              244       221       10.4
                                     4,491     4,292        4.6

  The SABRE Group                      577       449       28.5
  Management Services Group            148       151       (2.0)
  Less: Intergroup revenues           (204)     (180)      13.3
    Total operating revenues         5,012     4,712        6.4

Expenses
  Wages, salaries and benefits       1,693     1,556        8.8
  Aircraft fuel                        404       471      (14.2)
  Commissions to agents                322       329       (2.1)
  Depreciation and amortization        324       310        4.5
  Maintenance, materials and repairs   226       219        3.2
  Other rentals and landing fees       228       227        0.4
  Food service                         175       173        1.2
  Aircraft rentals                     143       143          -
  Other operating expenses             770       694       11.0
    Total operating expenses         4,285     4,122        4.0
Operating Income                       727       590       23.2

Other Income (Expense)
  Interest income                       32        31        3.2
  Interest expense                    (92)     (102)       (9.8)
  Interest capitalized                  25         3          *
  Minority interest                   (12)      (10)       20.0
  Miscellaneous - net                  (4)       (8)      (50.0)
                                      (51)      (86)      (40.7)
Earnings Before Income Taxes           676       504       34.1
Income tax provision                   267       202       32.2
Net Earnings                        $  409    $  302       35.4

Earnings Per Common Share (**)
  Basic                             $ 2.38    $ 1.66
  Diluted                           $ 2.30    $ 1.63

Number of Shares Used in
Computation
  Basic                                172       182
  Diluted                              178       185

*  Greater Than 100%

** The 1997 earnings per share amounts have been restated as required to comply with Statement of Financial Accounting
 Standards No. 128, "Earnings Per Share."

Note 1: All share and earnings per share amounts have been restated to give effect to the stock split on June 9, 1998.
Note 2: Certain amounts from 1997 have been reclassified to conform with 1998 presentation.

AMR CORPORATION
CONSOLIDATED STATEMENT OF OPERATIONS
(Unaudited) (In millions, except per share amounts)

                                     Six Months Ended    Percent
                                         June 30,        Change
                                     1998       1997
Revenues
  Airline Group
    Passenger - American Airlines   $7,367    $7,031        4.8
              - AMR Eagle              545       504        8.1
    Cargo                              332       338       (1.8)
    Other                              470       425       10.6
                                     8,714     8,298        5.0

  The SABRE Group                    1,131       889       27.2
  Management Services Group            308       312       (1.3)
  Less: Intergroup revenues           (404)     (361)      11.9
    Total operating revenues         9,749     9,138        6.7

Expenses
  Wages, salaries and benefits       3,317     3,096        7.1
  Aircraft fuel                        819       991      (17.4)
  Commissions to agents                623       643       (3.1)
  Depreciation and amortization        647       622        4.0
  Maintenance, materials and repairs   458       414       10.6
  Other rentals and landing fees       446       445        0.2
  Food service                         339       334        1.5
  Aircraft rentals                     285       287       (0.7)
  Other operating expenses           1,531     1,367       12.0
    Total operating expenses         8,465     8,199        3.2
Operating Income                     1,284       939       36.7

Other Income (Expense)
  Interest income                       66        58       13.8
  Interest expense                    (188)     (207)      (9.2)
  Interest capitalized                  43         5          *
  Minority interest                    (25)      (22)      13.6
  Miscellaneous - net                  (19)      (12)     (58.3)
                                      (123)     (178)     (30.9)
Earnings Before Income Taxes         1,161       761       52.6
Income tax provision                   462       307       50.5
Net Earnings                        $  699    $  454       54.0

Earnings Per Common Share (**)
  Basic                             $ 4.06    $ 2.50
  Diluted                           $ 3.91    $ 2.45

Number of Shares Used in
Computation
  Basic                                172       182
  Diluted                              179       185

*  Greater Than 100%

** The 1997 earnings per share amounts have been restated as required to comply with Statement of Financial Accounting
 Standards No. 128, "Earnings Per Share."

Note 1: All share and earnings per share amounts have been restated to give effect to the stock split on June 9, 1998.
Note 2: Certain amounts from 1997 have been reclassified to conform with 1998 presentation.

AMR CORPORATION
BUSINESS SEGMENT FINANCIAL HIGHLIGHTS
(Unaudited) (In millions)

                                    Three Months Ended    Percent
                                         June 30,         Change
                                     1998       1997
Airline Group
Revenues
    Passenger - American Airlines   $3,789    $3,641         4.1
              - AMR Eagle              289       256        12.9
    Cargo                              169       174        (2.9)
    Other                              244       221        10.4
                                     4,491     4,292         4.6
Expenses
  Wages, salaries and benefits       1,449     1,345         7.7
  Aircraft fuel                        404       471       (14.2)
  Commissions to agents                322       329        (2.1)
  Depreciation and amortization        258       260        (0.8)
  Maintenance, materials and repairs   223       215         3.7
  Other operating expenses           1,229     1,192         3.1
    Total operating expenses         3,885     3,812         1.9
Operating Income                       606       480        26.3
Other Expense                          (40)      (77)      (48.1)
Earnings Before Income Taxes        $  566    $  403        40.4
Pre-tax Margin                        12.6%       9.4%       3.2 pts.

The SABRE Group

Revenues                            $  577    $  449        28.5

Operating Expenses                    468        354        32.2

Operating Income                      109         95        14.7
Other Income                            1          1           -
Earnings Before Income Taxes       $  110      $  96        14.6
Pre-tax Margin                       19.1%      21.4%       (2.3) pts.

Management Services Group

Revenues                            $  148     $ 151        (2.0)

Operating Expenses                     136       136           -

Operating Income                        12        15       (20.0)
Other Income (Expense)                   -         -           -
Earnings Before Income Taxes        $   12     $  15       (20.0)
Pre-tax Margin                         8.1%      9.9%       (1.8) pts.

* Greater Than 100%

Note: Certain amounts from 1997 have been reclassified to conform with 1998 presentation.

AMR CORPORATION
BUSINESS SEGMENT FINANCIAL HIGHLIGHTS
(Unaudited) (In millions)

                                     Six Months Ended     Percent
                                         June 30,         Change
                                     1998       1997
Airline Group
Revenues
    Passenger - American Airlines   $7,367    $7,031         4.8
              - AMR Eagle              545       504         8.1
    Cargo                              332       338        (1.8)
    Other                              470       425        10.6
                                     8,714     8,298         5.0
Expenses
  Wages, salaries and benefits       2,831     2,679         5.7
  Aircraft fuel                        819       991       (17.4)
  Commissions to agents                623       643        (3.1)
  Depreciation and amortization        516       522        (1.1)
  Maintenance, materials and repairs   452       408        10.8
  Other operating expenses           2,442     2,351         3.9
    Total operating expenses         7,683     7,594         1.2
Operating Income                     1,031       704        46.4
Other Expense                         (102)     (157)      (35.0)
Earnings Before Income Taxes        $  929    $  547        69.8
Pre-tax Margin                        10.7%      6.6%        4.1 pts.

The SABRE Group

Revenues                            $1,131    $  889        27.2

Operating Expenses                     907       686        32.2

Operating Income                       224       203        10.3
Other Income                             3         2        50.0
Earnings Before Income Taxes        $  227     $ 205        10.7
Pre-tax Margin                        20.1%     23.1%       (3.0) pts.

Management Services Group

Revenues                            $  308    $  312        (1.3)

Operating Expenses                     279       280        (0.4)

Operating Income                        29        32        (9.4)
Other Income (Expense)                   1        (1)          *
Earnings Before Income Taxes        $   30    $   31        (3.2)
Pre-tax Margin                         9.7%      9.9%       (0.2) pts.

* Greater Than 100%

Note: Certain amounts from 1997 have been reclassified to conform with 1998 presentation.

Airline Group
Operating Statistics
(Unaudited)

                                       Three Months Ended    Percent
                                            June 30,         Change
                                        1998       1997
American Airlines Jet Operations:
  Revenue passenger miles (millions)   27,923      27,318      2.2
  Available seat miles (millions)      38,963      38,738      0.6
  Cargo ton miles (millions)              509         521     (2.3)
  Passenger load factor                  71.7%       70.5%     1.2 pts.
  Breakeven load factor                  58.9%       60.0%    (1.1) pts.
  Passenger revenue yield per
   passenger mile (cents)               13.57       13.33      1.8
  Passenger revenue per available
   seat mile (cents)                     9.72        9.40      3.4
  Cargo revenue yield per ton
   mile (cents)                         32.75       32.88     (0.4)
  Operating expenses per available
   seat mile (cents)                     9.25        9.15      1.1
  Fuel consumption (gallons, in
   millions)                              711         697      2.0
  Fuel price per gallon (cents)          55.0        65.3    (15.7)
  Fuel price per gallon, excluding
   fuel tax (cents)                      50.3        60.4    (16.8)
  Operating aircraft at period-end        641         644     (0.5)

AMR Eagle:
  Revenue passenger miles (millions)      708         652      8.6
  Available seat miles (millions)       1,099       1,047      5.0
  Passenger load factor                  64.5%       62.3%     2.2 pts.
  Operating aircraft at period-end        206         203      1.5

AMR Corporation
Average Equivalent Number of Employees
    Airline Group:
        AA Jet Operations            81,400      80,300
        Other                        10,100      10,200
           Total Airline Group       91,500      90,500
    The SABRE Group                  11,300       8,400
    Management Services Group        13,000      15,500
    Total                           115,800     114,400

Airline Group
Operating Statistics
(Unaudited)

                                        Six Months Ended    Percent
                                            June 30,        Change
                                        1998       1997
American Airlines Jet Operations:
  Revenue passenger miles (millions)    53,311    52,613       1.3
  Available seat miles (millions)       76,670    76,258       0.5
  Cargo ton miles (millions)             1,005     1,001       0.4
  Passenger load factor                   69.5%     69.0%      0.5 pts.
  Breakeven load factor                   58.6%     61.4%     (2.8) pts.
  Passenger revenue yield
   per passencer mile (cents)            13.82     13.36       3.4
  Passenger revenue per avalable
   seat mile (cents)                      9.61      9.22       4.2
  Cargo revenue yield per ton
   mile (cents)                          32.65     33.31      (2.0)
  Operating expenses per available
   seat mile (cents)                      9.30      9.27       0.3
  Fuel consumption (gallons, in
   millions)                             1,392     1,370       1.6
  Fuel price per gallon (cents)           56.9      69.9     (18.6)
  Fuel price per gallon, excluding
   fuel tax (cents)                       52.0      65.0     (20.0)
  Operating aircraft at period-end         641       644      (0.5)

AMR Eagle:
  Revenue passenger miles (millions)     1,323     1,254       5.5
  Available seat miles (millions)        2,170     2,090       3.8
  Passenger load factor                   61.0%     60.0%      1.0 pts.
  Operating aircraft at period-end         206       203       1.5
